Exhibit 1.1

$65,000,000 Aggregate Principal Amount 4.875% Notes Due 2026

Investcorp Credit Management BDC, Inc.

UNDERWRITING AGREEMENT

March 24, 2021

Raymond James & Associates, Inc.

        As representative of the several underwriters named in Schedule A

c/o Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

Ladies and Gentlemen:

Investcorp Credit Management BDC, Inc., a Maryland corporation (formerly known as CM Finance Inc) (the “Company”), and CM Investment Partners LLC, a Delaware limited liability company (the “Adviser”), confirm their agreement with respect to the proposed issuance and sale by the Company to the several Underwriters named in Schedule A hereto (each, an “Underwriter” and, collectively the “Underwriters”), for whom Raymond James & Associates, Inc. is acting as the representative (in such capacity, the “Representative”), of $65,000,000 aggregate principal amount of 4.875% Notes due 2026 (the “Securities”) of the Company, and the purchase by the Underwriters, acting severally and not jointly, of the aggregate principal amount of Securities set forth opposite their respective names in Schedule A hereto. In the event that only one Underwriter is listed in Schedule A hereto, any references to the “Underwriters” shall be deemed to refer to the sole Underwriter in the singular form listed in such Schedule A to this Agreement.

The Securities will be issued under an indenture dated as of July 2, 2018 (the “Base Indenture”), as supplemented by a Second Supplemental Indenture, to be dated as of or about March 31, 2021, (the “Second Supplemental Indenture,” and, together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”). The Securities will be issued to Cede & Co. (or such other name as may be requested by an authorized representative of The Depository Trust Company (“DTC”)) as nominee of DTC pursuant to a blanket letter of representations (the “DTC Agreement”) between the Company and DTC.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a universal shelf registration statement on Form N-2 (No. 333-223999), as amended, and a related prospectus for the registration of the offer and sale of the Securities and certain of the Company’s other securities under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”). The registration statement, as amended as of its most recent effective date, including, all documents filed as a part thereof, and all documents incorporated or deemed to be incorporated therein by reference pursuant to the Small Business Credit Availability Act (the “SBCAA”) or the rules of the Commission promulgated thereunder or otherwise, and including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B (“Rule 430B”) or Rule 424 (“Rule 424”) promulgated under the Securities Act, and any post-effective amendment filed pursuant to Rule 462(b) under the Securities Act (“Rule 462(b)”) is hereinafter referred to as the “Registration Statement;” the base prospectus included in the Registration Statement as of its most recent effective date, including documents incorporated or deemed to be incorporated therein by reference pursuant to the SBCAA or the rules of the Commission promulgated thereunder or otherwise, and the information, if any, deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430B and Rule 424, is hereinafter referred to as the “Base Prospectus;” the preliminary prospectus supplement dated March 24, 2021, filed with the Commission pursuant to Rule 424, is hereinafter referred to as the “Preliminary Prospectus Supplement” (and together with the Base Prospectus, the “Preliminary Prospectus”); the final prospectus supplement to be filed with the Commission pursuant to Rule 424 after the execution and delivery of this Agreement is hereinafter referred to as the “Prospectus Supplement” (and together with the Base Prospectus, the “Prospectus”). All references in this Agreement to financial statements and schedules and other information which is “included” or “stated” in the Registration Statement, the Preliminary Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in or otherwise deemed under the SBCAA or the rules of the Commission promulgated thereunder or otherwise to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date; and all references in this Agreement to amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus, including those made pursuant to Rule 424 or such other rule under the Securities Act as may be applicable to the Company, shall be deemed to mean and include, without limitation, the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”), which is or is deemed to be incorporated by reference in or otherwise deemed under the SBCAA or the rules of the Commission promulgated thereunder or otherwise to be a part of or included in the Registration Statement, the Preliminary Prospectus or the Prospectus, as the case may be, as of any specified date.

The Company has entered into (i) an investment advisory agreement, dated as of August 30, 2019 (the “Investment Advisory Agreement”), with the Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Advisers Act”), and (ii) an administration agreement, dated as of August 30, 2019 (the “Administration Agreement”), with the Adviser.

Pursuant to the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Investment Company Act”), the Company has filed with the Commission a Form N-54A “Notification of Election to be Subject to Sections 55 Through 65 of the Investment Company Act of 1940 Filed Pursuant to Section 54(a) of the Investment Company Act” (File No. 814-01054) in which the Company has elected to be treated as a business development company (“BDC”) under the Investment Company Act.

The Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the “1939 Act”).

As used in this Agreement, the term “Applicable Time” means 4:05 p.m. (New York City time) on the date hereof or such other time as agreed by the Company and the Representative.

1.          Representations and Warranties.

(a)        The Company hereby represents and warrants, as of the date hereof, the Applicable Time and the Closing Date (as defined herein), that:

(i)         Compliance with Registration Requirements.

(A)        The Company meets the requirements for use of Form N-2 under the Securities Act. The Registration Statement, excluding exhibits thereto, has become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement or suspending the use of the Prospectus has been issued, and no proceedings for any such purpose, have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information with respect thereto has been complied with. Other than (1) the Registration Statement, (2) the General Disclosure Package (as defined below), (3) the Prospectus, and (4) the Written Testing-the-Waters Communications (as defined below) and any “written communication” (as defined in Rule 405 under the Securities Act (“Rule 405”)) listed on Schedule C hereto (collectively, the “Sales Material”), the Company has not prepared, used or referred to, and will not, without the prior consent of the Representative (which consent may not be unreasonably withheld), prepare, use or refer to, any “free writing prospectus” (as defined in Rule 405) or any electronic road show or other written communications in connection with the offering and sale of the Securities, which the parties agree, for the purposes of this Agreement, includes any “advertisement” as defined in Rule 482 under the Securities Act. Any Sales Material authorized in writing by or prepared by the Company to be used in connection with the public offering of the Securities and approved for use by the Representative is listed on Schedule C hereto. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Rule 163B under the Securities Act. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405.

(B)        At the time the Registration Statement most recently became effective, the Registration Statement complied in all material respects with the requirements of the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Preliminary Prospectus together with the pricing terms and other information set forth on Schedule B hereto, all considered together (collectively, the “General Disclosure Package”), complied, as of its date, in all material respects, with the requirements of the Securities Act, and the General Disclosure Package, as of the Applicable Time, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus, as of the date of the Prospectus Supplement, will comply in all material respects with the requirements of the Securities Act, and the Prospectus, as of the date of the Prospectus Supplement and the Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 1(a)(i)(B) shall not apply to statements in or omissions from the Registration Statement, the General Disclosure Package or Prospectus or any amendments or supplements thereto made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by any such Underwriter expressly for use in the Registration Statement, the General Disclosure Package or Prospectus, it being understood and agreed that the only such information is that information described in Section 7(b) herein.

(C)        The Sales Material does not and will not conflict in any material respect with the information contained in the Registration Statement or the General Disclosure Package and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. Moreover, any Sales Material complies and will comply in all material respects with the applicable requirements of the Securities Act (except that this representation and warranty does not apply to statements in or omissions from the Sales Material made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by any such Underwriter expressly for use therein).

(D)        The documents incorporated by reference in each of the Registration Statement, the Prospectus and the Preliminary Prospectus, when they most recently became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Preliminary Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(ii)        Investment Company Act. The Company has elected to be regulated by the Commission as a BDC under the Investment Company Act and has not withdrawn that election, and the Commission has not ordered or initiated proceedings to effectuate such withdrawal, nor to the best of the Company’s knowledge, have proceedings to effectuate such withdrawal been threatened by the Commission. All required action has or will have been taken under the Securities Act, and any state securities laws and regulations to make the public offering and the issuance and sale of the Securities by the Company, and the provisions of the Company’s articles of incorporation and bylaws comply as to form in all material respects with the requirements of the Investment Company Act.

(iii)        Due Incorporation. The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Maryland and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and the General Disclosure Package and to enter into and perform its obligations under this Agreement and the Material Agreements (as defined below). The Company is duly qualified as a foreign corporation to transact business and is in good standing in New York. Such jurisdiction is the only jurisdiction in which the Company is required to be licensed or qualified to do business or in good standing except where the failure of the Company to be so qualified or licensed or to be in good standing would not result in a Material Adverse Effect.

(iv)        Subsidiaries. The Company does not own, directly or indirectly, any investments or shares of stock or any other equity or long-term debt securities of any corporation or other entity other than (i) the subsidiaries set forth on Schedule I hereto (the “Subsidiaries”), and (ii) those corporations or other entities accounted for as portfolio investments in accordance with the Commission’s rules and regulations (each a “Portfolio Company” and collectively, the “Portfolio Companies”). Each Subsidiary has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, has power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified as a foreign limited liability company or corporation, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to qualify or to be in good standing would not result in a Material Adverse Effect. Except as otherwise disclosed the Prospectus and the General Disclosure Package, the Company does not control (as such term is defined in Section 2(a)(9) of the Investment Company Act), any of the Portfolio Companies. In accordance with Article 6 of Regulation S-X under the Securities Act, the Company is not required to consolidate the financial statements of any corporation, association or other entity with the Company’s financial statements, except for the financial statements related to the Subsidiaries.

(v)        Base Indenture. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Base Indenture has been duly authorized, executed, and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or thereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought, and will be entitled to the benefits of the Indenture relating thereto (clauses (i) and (ii), collectively, the “Enforceability Exceptions”). As of the Closing Date, the Indenture will be qualified and meet the requirements for qualification under the 1939 Act. The Indenture conforms in all material respects to the statements thereto contained in the General Disclosure Package and the Prospectus.

(vi)        Second Supplemental Indenture. The Second Supplemental Indenture has been duly authorized, and at the Closing Date, will be duly executed and delivered by the Company and, when duly authorized, executed and delivered by the Trustee, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be subject to the Enforceability Exceptions.

(vii)        Securities. The Securities have been duly authorized by all requisite corporate action on the part of the Company for the issuance and sale of the Securities to the Underwriters pursuant to this Agreement and, when the Securities are executed, issued and delivered by the Company and authenticated by the Trustee pursuant to the provisions of this Agreement and the Indenture relating thereto, against payment of the consideration set forth in this Agreement, on the Closing Date such Securities will be valid and legally binding obligations of the Company enforceable in accordance with their terms, except as the enforcement thereof may be subject to the Enforceability Exceptions. The Securities conform (A) to the provisions of the Indenture and the relative rights, preferences, interests and powers of such Securities are set forth in the Indenture, and (B) in all material respects to the statements thereto contained in the General Disclosure Package and the Prospectus.

(viii)        Independent Accountants. RSM US LLP, which has expressed its opinion with respect to the consolidated financial statements (which term as used in this Agreement includes the related notes thereto and supporting schedules filed with the Commission as part of the Registration Statement and included in the General Disclosure Package and the Prospectus) of the Company, is the independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the Exchange Act and the rules of the Public Company Accounting Oversight Board. During the periods covered by its report filed with the Commission as part of the Company’s most recent Annual Report on Form 10-K filed with the Commission and incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, RSM US LLP was the independent registered public accounting firm with respect to the Company within the meaning of the Securities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board.

(ix)        Expense Summary. The information set forth in the General Disclosure Package and the Prospectus in the Fees and Expenses Table has been prepared in accordance with the requirements of Form N-2 and, to the extent estimated or projected, such estimates or projections are believed to be reasonably based.

(x)        Preparation of the Financial Statements. The consolidated financial statements filed with the Commission as a part of the Registration Statement and included or incorporated by reference into the General Disclosure Package and the Prospectus, together with the related notes and schedules, including the schedules of investments of the Company, present fairly the financial position of the Company as of and at the dates indicated and the results of its operations and cash flows for the periods specified. Such financial statements, together with the related notes and schedules, have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. Other than the financial statements included in the Registration Statement, the Prospectus or the General Disclosure

Package, no other financial statements or supporting schedules are required to be included in the Registration Statement, the Prospectus or the General Disclosure Package. All adjustments to historical financial information to arrive at pro forma financial information are reasonably based. All disclosures contained in the Registration Statement and the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The Company and its Subsidiaries do not have any material liabilities or obligations, direct or contingent, and there are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates, subsidiaries and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity that would reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources (including any off-balance sheet obligations or any “variable interest entities” within the meaning of the Financial Accounting Standards Board’s Accounting Standards Codification Topic 810), which are not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(xi)        Capitalization.

(A)        The Company’s authorized capitalization is as set forth in the General Disclosure Package and the Prospectus as of the date thereof under the caption “Capitalization”; the outstanding shares of the common stock of the Company, par value $0.001 per share (the “Common Stock”), have been duly authorized and validly issued and are fully paid and non-assessable and conform in all material respects to the description thereof in the General Disclosure Package and the Prospectus. No shares of preferred stock of the Company have been designated, offered, sold or issued and no shares of preferred stock are currently outstanding.

(B)        The stockholders of the Company have no preemptive rights with respect to the Securities and none of the outstanding shares of Common Stock of the Company has been issued in violation of any preemptive rights of any security holder.

(xii)        Description of Notes. The information set forth under the captions “Description of Our Debt Securities” and “Description of the Notes” in the Registration Statement, the General Disclosure Package and the Prospectus, insofar as such statements purport to summarize certain provisions of the 1940 Act, Maryland law, the Indenture and the Securities, fairly and accurately summarize such provisions in all material respects.

(xiii)        Internal Controls Over Financial Reporting. The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets and to maintain material compliance with the books and records requirements under the Investment Company Act; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, there has been (1) no “material weakness” or “significant deficiency” (whether or not remediated) in the Company’s internal control over financial reporting (as such term is defined in Rule 13a-15 and 15d-15 of the Exchange Act) and (2) no change in the Company’s internal control over financial reporting that has materially negatively affected, or is reasonably likely to materially negatively affect, the Company’s internal control over financial reporting.

(xiv)        Disclosure Controls. The Company maintains effective disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) that comply with the requirements of the Exchange Act.

(xv)        No Material Adverse Change. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, net asset value, prospects, business or operations of the Company, whether or not arising from transactions in the ordinary course of business, or prevent or materially interfere with consummation of the transactions contemplated by this Agreement and under the Indenture and/or the Securities (any such change or effect, where the context so requires is called a “Material Adverse Change” or a “Material Adverse Effect”); (ii) the Company has not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business or entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company.

(xvi)        Portfolio Companies. Except as disclosed in the Prospectus and the General Disclosure Package, the Company has good and marketable title to the promissory notes and other agreements evidencing its investments in each of the Portfolio Companies (the “Investment Documents”), free and clear of all mortgages, pledges, liens, security interests, charges, claims or encumbrances of any kind (collectively, the “Liens”). The Company has duly authorized, executed, and delivered all of the Investment Documents, and such Investment Documents are in full force and effect, and the Company has no notice of any material claim of any sort that has been asserted by anyone adverse to the right of the Company under the Investment Documents, or affecting or questioning the rights of the Company under any of the Investment Documents. Except as described in the Prospectus and the General Disclosure Package, each Portfolio Company described in the Prospectus is current in all material respects with all of its obligations under the applicable Investment Documents and no event of default (or a default that with the giving of notice or the passage of time would become an event of default) has occurred or is continuing under such Investment Documents.

(xvii)        Real and Personal Property. The Company does not own or lease any real property and has good and marketable title to all personal property owned by it, free and clear of all Liens, except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; the Company owns, leases or has access to all properties and other assets that are necessary to the conduct its business as presently conducted and as described in the Prospectus and the General Disclosure Package.

(xviii)        Officers and Directors. Except as disclosed in the Prospectus and the General Disclosure Package, (A) no person is serving or acting as an investment adviser, officer or director of the Company except in accordance with the applicable provisions of the Investment Company Act, and (B) no director of the Company is (i) an “interested person” (as defined in the Investment Company Act) of the Company or (ii) an “affiliated person” (as defined in the Investment Company Act) of any Underwriter. For the purposes of this Section 1(a)(xviii), the Company shall be entitled to reasonably rely on representations from such officers and directors.

(xix)        Material Agreements. This Agreement and the DTC Agreement have been duly authorized, executed and delivered by the Company and constitute the valid, binding and enforceable agreement of the Company, except as the enforcement thereof may be subject to the effect of the Enforceability Exceptions. Each of the agreements filed or incorporated by reference as an exhibit to the Registration Statement (all such agreements being herein referred to collectively as the “Material

Agreements”) has been duly authorized, executed and delivered by the Company and constitute valid, binding and enforceable agreements of the Company, except as the enforcement thereof may be subject to the effect of the Enforceability Exceptions. The Company has not sent or received notice of, or otherwise communicated or received communication with respect to, termination of any Material Agreement, nor has any such termination been threatened by any person or entity. The Investment Advisory Agreement has been approved by the Company’s board of directors and stockholders in accordance with Section 15 of the Investment Company Act and contains the applicable provisions required by Section 205 of the Advisers Act and Section 15 of the Investment Company Act.

(xx)        Approval; Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. The Company’s execution, delivery and performance of this Agreement, the Indenture, the Securities, the DTC Agreement and the fulfillment of the terms hereof and thereof, and consummation of the transactions contemplated hereby and thereby and by the Prospectus and the General Disclosure Package (including, without limitation, the issuance and sale of the Securities) (i) have been duly authorized by all necessary corporate or other required action and, to the extent required, have been effected in accordance with Section 23(b) of the Investment Company Act (which is made applicable to BDCs pursuant to Section 63 of the Investment Company Act), as applicable; (ii) do not and will not, whether with or without the giving of notice or passage of time, or both, result in any violation of (A) its or any Subsidiary’s organizational documents, including its charter or bylaws or (B) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Subsidiaries or any of their respective assets, properties or operations, as applicable, except, with respect to clause (B) of this sub-section, for such violations as would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) do not and will not, whether with or without the giving of notice or passage of time, or both, conflict with or constitute a breach of, or default under, any of the Material Agreements or result in the creation or imposition of any Liens upon any property or assets of the Company or the Subsidiaries pursuant to, or require the consent of any other party to, any existing indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, except for such conflicts, breaches, defaults or Liens as would not, individually or in the aggregate, result in a Material Adverse Effect. No consent, approval, license, qualification or decrees of, authorization or order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement or the fulfillment of the terms hereof or consummation of the transactions contemplated hereby and by the Prospectus and the General Disclosure Package (including, without limitation, the issuance and sale of the Securities), except (x) such as have already been obtained or made under the Securities Act, the Exchange Act and the Investment Company Act; or (y) such additional consents, approvals, authorizations, registrations, or qualifications as may be required under state securities law or blue sky laws, or as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the NASDAQ Global Select Market.

(xxi)        No Default. Neither the Company nor the Subsidiaries is (i) in violation of its respective organizational documents, including its charter and bylaws, (ii) in default in the performance of any obligation, agreement or condition contained in any of the Material Agreements, to which it is a party, or any other indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument, including any Investment Documents, to which it is a party or bound or to which any of its properties or assets are subject, (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, (iv) in violation of any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ Global Select Market), or (v) in violation of any decree, judgment or order, as applicable, except with respect to clauses (ii) and (v) herein, for such violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(xxii)        Absence of Labor Dispute. As of the date hereof, the Company does not have, and as of the Closing Date the Company will not have, any employees. To the knowledge of the Company, no labor dispute with the employees of the Adviser exists or, to the knowledge of the Company, is imminent.

(xxiii)        Intellectual Property Rights. The Company owns, has been licensed or otherwise possesses sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct its business as described in the Prospectus and the General Disclosure Package; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Effect. The Company has not received any notice of infringement or conflict with asserted intellectual property rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect. To the Company’s knowledge, none of the technology used by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or any of its officers, directors or employees or otherwise in violation of the rights of any persons.

(xxiv)        All Necessary Permits, etc. The Company possesses such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Effect.

(xxv)        Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against the Company that is required to be disclosed in Registration Statement, the Prospectus or the General Disclosure Package (and not so disclosed), or that might reasonably be expected to result in a Material Adverse Effect, or that might reasonably be expected to materially and adversely affect the properties or assets of the Company or the consummation of the transactions contemplated in this Agreement or the Material Agreements, or the performance by the Company of its obligations hereunder or thereunder.

(xxvi)        Accuracy of Exhibits. There are no contracts or documents that are required to be described in the Registration Statement, the Prospectus and the General Disclosure Package or to be filed as exhibits thereto by the Securities Act that have not been so described and filed or incorporated by reference as required.

(xxvii)      Regulated Investment Company. The Company qualified to be treated as a regulated investment company (“RIC”) beginning with its taxable year ending 2014, and the Company is in compliance with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to continue to qualify as a RIC under the Code. The Company intends to direct the investment of the net proceeds of the offering of the Securities and continue to conduct its activities in such manner as to comply with the requirements for qualification as a RIC under of Subchapter M of the Code.

(xxviii)     Insurance. The Company maintains insurance covering its properties, operations, personnel and business as the Company deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and its business; all such insurance is fully in force on the date hereof and will be fully in force at the Closing Date. The Company’s directors and officers/errors and omissions insurance policy and the Company’s fidelity bond required by Rule 17g-1 under the Investment Company Act at the Closing Date will be in full force and effect; the Company is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Company under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company has not been refused any insurance coverage sought or applied for; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(xxix)     Statistical, Demographic or Market-Related Data. Any statistical, demographic or market-related data included in the Registration Statement, the Prospectus and the General Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate, all such data included in the Registration Statement, the Prospectus and the General Disclosure Package accurately reflect the materials upon which it is based or from which it was derived.

(xxx)      Investments. Except for those provided in the Investment Company Act and the Code, there are no material restrictions, limitations or regulations with respect to the ability of the Company to invest its assets as described in the Prospectus and the General Disclosure Package.

(xxxi)    Tax Law Compliance. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes required to be paid by it and, if due and payable, any related or similar assessment, fine or penalty levied against it. The Company has made adequate charges, accruals and reserves in the financial statements included in the Prospectus and the General Disclosure Package in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company has not been finally determined. The Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company that could reasonably be expected to result in a Material Adverse Effect.

(xxxii)    FINRA Matters. All of the information provided to the Underwriters or to counsel for the Underwriters by the Company and its officers and, to the knowledge of the Company, its directors and the holders of any securities of the Company, in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA Conduct Rule 5110 in connection with this offering is true, complete and correct in all material respects.

(xxxiii)    SOX Matters. The Company and its officers and directors, in their capacities as such, are in compliance with the applicable provisions of Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

(xxxiv)    No Price Stabilization or Manipulation. Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xxxv)    Material Relationship with the Underwriters. Except as may be disclosed in the Prospectus and the General Disclosure Package, the Company does not have any material lending or other relationship with a bank, lending institution or other entity affiliated with any of the Underwriters.

(xxxvi)  No Finder’s Fees. Except with respect to the Underwriters or as disclosed in the General Disclosure Package and the Prospectus, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the issuance and sale of the Securities.

(xxxvii)  No Unlawful Contributions or Other Payments. Neither the Company nor, to the Company’s knowledge, any employee or agent of the Company has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus or the General Disclosure Package.

(xxxviii)           No Outstanding Loans or Other Indebtedness. Except as may be disclosed in the Prospectus or the General Disclosure Package, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company.

(xxxix) No Violation of Foreign Corrupt Practices Act of 1977. Neither the Company nor, to the knowledge of the Company, any director, officer, employee, affiliate or other person acting behalf of the Company has taken any action, directly or indirectly, that would result in a violation by such entities or persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”). The Company and, to the knowledge of the Company, its directors, officers, employees and other affiliates (other than the Underwriters) have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xl)        No Sanctions by the Office of Foreign Assets Control. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, affiliate (other than the Underwriters) or person acting on behalf of the Company is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (the “OFAC”); and the Company will not directly or indirectly use any of the proceeds received by the Company from the sale of the Securities hereunder, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any sanctions administered by the OFAC.

(xli)       Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xlii)      Incorporation by Reference. The Company is eligible to incorporate by reference Exchange Act reports into its Registration Statement, Preliminary Prospectus and Prospectus pursuant to the SBCCA, and is entitled to rely on General Instruction A.2 of Form N-2 and on General Instruction I.B.1 of Form S-3, and the conditions to use Form N-2 and rely on such instructions by the Company have been satisfied.

(xliii)     IT Systems. The Company is not aware of any security breach or incident, unauthorized access or disclosure, or other compromise relating to the information technology and computer systems, data and databases used by the Company and its Subsidiaries (collectively, “IT Systems”). The Company and the Subsidiaries’ IT Systems are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and the Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The Company and the Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and, to the Company’s knowledge, there have been no breaches, violations, outages or unauthorized uses of or accesses to the same, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The Company and the Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(xliv)   Related Party Transactions. There are no business relationships or related party transactions involving the Company or, to the knowledge of the Company, any other person that are required to be described in the Prospectus and the General Disclosure Package that have not been described as required.

(xlv)    Eligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(b)        The Adviser hereby represents and warrants, as of the date hereof, the Applicable Time and the Closing Date, that:

(i)        No Material Adverse Change. With respect to the Adviser, except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus and the General Disclosure Package, there has been no material adverse change, in the condition, financial or otherwise, or in the business, prospects or operations of the Adviser, whether or not arising from transactions in the ordinary course of business, or any development that could reasonably be expected to result in such a material adverse change or would otherwise reasonably be expected, individually or in the aggregate, to prevent the Adviser from carrying out its obligations under the Investment Advisory Agreement (any such change or effect, where the context so requires is called an “Adviser Material Adverse Change” or an “Adviser Material Adverse Effect”) and (ii) the Adviser has not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business or entered into any material transaction or agreement not in the ordinary course of business.

(ii)       Good Standing. The Adviser is a limited liability company that is duly formed and validly existing as a limited liability company under the laws of the State of Delaware and is duly qualified as a foreign limited liability company to transact business and is in good standing in New York. Such jurisdiction is the only jurisdiction in which the Adviser is required to be licensed or qualified to do business or in good standing except where the failure of the Adviser to be so qualified or licensed or to be in good standing would not result in an Adviser Material Adverse Effect.

(iii)     Absence of Default. The Adviser is not in violation of or default under: (i) its certificate of formation, the Amended and Restated Limited Liability Company Agreement of the Adviser, dated August 30, 2019, or other organizational documents; (ii) any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which it is a party or bound or to which its properties are subject; or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over it or any of its properties, as applicable, except with respect to clauses (ii) and (iii) herein, for such violations or defaults as would not, individually or in the aggregate, have an Adviser Material Adverse Effect.

(iv)        Description of Business. The description of the Adviser and its business, and the statements attributable to the Adviser, in the Registration Statement, the Prospectus, the General Disclosure Package and any Sales Material complied and comply in all material respects with the provisions of the Securities Act, the Investment Company Act and the Advisers Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(v)         Authorization of Agreements. This Agreement and any other Material Agreements, to the extent it is a party thereto, have been duly authorized by all necessary limited liability company actions, executed and delivered by the Adviser. This Agreement and the Material Agreements, to the extent it is a party thereto, constitute valid, binding and enforceable agreements of the Adviser, subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally.

(vi)        Authorization of Services Agreement. The Services Agreement, dated as of August 30, 2019 (the “Services Agreement”), with Investcorp International Inc. (as described in the Prospectus Supplement and an executed copy of which has been provided to the Underwriters), to the knowledge of the Adviser, has been duly authorized, executed and delivered by Investcorp International Inc. and constitutes a valid, binding and enforceable agreement of the Adviser, subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally.

(vii)       Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. The Adviser’ execution, delivery and performance of this Agreement, the Services Agreement and any other Material Agreements to the extent it is a party thereto, and consummation of the transactions contemplated hereby and thereby and by the Prospectus and the General Disclosure Package (i) will not result in any violation of the provisions of the organizational documents of the Adviser, (ii) will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to, or require the consent of any other party to, any existing instrument, except for such conflicts, breaches, defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in an Adviser Material Adverse Effect and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Adviser. No consent, approval, authorization or order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Adviser’ execution, delivery and performance of this Agreement, or any other Material Agreements, to the extent a party thereto, or consummation of the transactions contemplated hereby and thereby by the Adviser, except such as have already been obtained or made under the Securities Act, the Investment Company Act and the Advisers Act.

(viii)      Absence of Labor Dispute. To the knowledge of the Adviser, no labor dispute with its employees exists or, to the knowledge of the Adviser, is imminent

(ix)        Intellectual Property Rights. The Adviser owns, has been licensed or otherwise possesses sufficient Intellectual Property Rights reasonably necessary to conduct its business as described in the Prospectus and the General Disclosure Package; and the expected expiration of any of such Intellectual Property Rights would not result in an Adviser Material Adverse Effect. The Adviser has not

received any notice of infringement or conflict with asserted intellectual property rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in an Adviser Material Adverse Effect. To the knowledge of the Adviser, none of the technology used by the Adviser has been obtained or is being used by the Adviser in violation of any contractual obligation binding on the Adviser, or any of its respective officers, directors or employees or otherwise in violation of the rights of any persons.

(x)        Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Adviser, threatened, against the Adviser that is required to be disclosed in Registration Statement, the Prospectus or the General Disclosure Package (and not so disclosed), or that might reasonably be expected to result in an Adviser Material Adverse Effect, or that might reasonably be expected to materially and adversely affect the properties or assets of the Company or the consummation of the transactions contemplated in this Agreement or the Material Agreements (to the extent the Adviser is a party), or the performance by the Adviser of its obligations hereunder or thereunder.

(xi)       Title to Property. The Adviser owns or leases or has access to all properties as are necessary to conduct its business and operations as presently conducted and as described in the Prospectus and the General Disclosure Package.

(xii)      Possession of Licenses and Permits. The Adviser possesses such permits, licenses, approvals, consents and other authorizations (collectively, the “Adviser Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct its business as described in the Prospectus; the Adviser is in compliance with the terms and conditions of all such Adviser Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have an Adviser Material Adverse Effect; all of the Adviser Governmental Licenses are valid and in full force and effect, except when the invalidity of such Adviser Governmental Licenses or the failure of such Adviser Governmental Licenses to be in full force and effect would not, individually or in the aggregate, have an Adviser Material Adverse Effect; and the Adviser has not received any notice of proceedings relating to the revocation or modification of any such Adviser Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in an Adviser Material Adverse Effect.

(xiii)     Advisers Act. The Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Investment Advisory Agreement or the Administration Agreement for the Company as contemplated by the Prospectus and the General Disclosure Package. There does not exist any proceeding or, to the Adviser’s knowledge, any facts or circumstances the existence of which could reasonably be expected, individually or in the aggregate, to lead to any proceeding, which might adversely affect the registration of the Adviser with the Commission.

(xiv)     Registered Management Investment Company Status. The Adviser is not, and after giving effect to the offering and sale of the Securities, will not be, a “registered management investment company” or an entity “controlled” by a “registered management investment company,” as such terms are defined by the Investment Company Act.

(xv)      Tax Law Compliance. The Adviser has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes required to be paid by it and, if due and payable, any related or similar assessment, fine or penalty levied against it. The Adviser has made adequate charges, accruals and reserves in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Adviser has not been finally determined. The Adviser is not aware of any tax deficiency that has been or might be asserted or threatened against the Adviser that could reasonably be expected to result in an Adviser Material Adverse Effect.

(xvi)          Insurance. The Adviser maintains insurance covering its properties, operations, personnel and business as it deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Adviser and its business.

(xvii)          No Price Stabilization or Manipulation. Neither the Adviser nor any affiliate of the Adviser has taken, nor will the Adviser or any affiliate take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xviii)          Material Relationship with the Underwriters. Except as may be disclosed in the Registration Statement, the Prospectus and the General Disclosure Package, which include certain of the transactions conducted pursuant to the Material Agreements, the Adviser has no material lending or other relationship with a bank, lending institution or other entity affiliated with the Underwriters.

(xix)          Financial Resources. The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus, the General Disclosure Package, this Agreement, and any other Material Agreement, to the extent it is a party thereto, and the Adviser, directly or through the Services Agreement, owns, leases or has access to all properties and other assets that are necessary to the conduct of its business and to perform the services, as described in the Registration Statement, the Prospectus and the General Disclosure Package.

(xx)          Employment Status. The Adviser has no knowledge that (i) any executive, key employee or significant group of employees of the Adviser plans to terminate employment with the Adviser, or (ii) any such executive or key employee is subject to any non-compete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or the Adviser, except where such termination or violation would not reasonably be expected to have an Adviser Material Adverse Effect.

(xxi)          No Violation of Foreign Corrupt Practices Act of 1977. Neither the Adviser nor, to the knowledge of the Adviser, any director, officer, employee, affiliate or other person acting behalf of the Adviser, has taken any action, directly or indirectly, that would result in a violation by such entities or persons of the FCPA. The Adviser and, to the knowledge of the Adviser, its directors, officers, employees and other affiliates (other than the Underwriters) have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxii)          No Sanctions by the Office of Foreign Assets Control. Neither the Adviser nor, to the knowledge of the Adviser, any director, officer, employee, agent, affiliate (other than the Underwriters) or person acting on behalf of the Adviser is currently subject to any sanctions administered by OFAC; and the Adviser will not directly or indirectly use any of the proceeds received by the Company from the sale of the Securities hereunder, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any sanctions administered by OFAC.

(c)        Any certificate required by this Agreement that is signed by any officer of the Company or the Adviser and delivered to the Underwriters or counsel for the Underwriters shall be deemed a representation and warranty by such party to the Underwriters, as to the matters covered thereby.

2.          Agreements to Sell and Purchase. The Company hereby agrees to sell to the Underwriters, and each Underwriter, upon the basis of the representations, warranties and covenants herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company, the respective aggregate principal amount of Securities set forth opposite the name of each Underwriter on Schedule A hereof, plus any additional aggregate principal amount of Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9, subject to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional Securities, in each case at a price of 97.453% of the aggregate principal amount thereof (“Purchase Price”).

3.          Public Offering of Securities. The Underwriters advise the Company that they propose to make a public offering of their respective portions of the Securities as soon after this Agreement has been executed and delivered as in their judgment is advisable.

4.          Payment and Delivery. Payment of the Purchase Price for, and delivery of any certificates for, the Securities shall be made at the offices of Dechert LLP at 1900 K Street NW, Washington, D.C. 20006 or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 a.m. (New York City time) on March 31, 2021 (unless postponed in accordance with the provisions of Section 9), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called “Closing Date”).

Payment shall be made to the Company by wire transfer of immediately available funds to a single bank account designated by the Company against delivery to the Representative through the facilities of DTC for the respective accounts of the Underwriters of the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its accounts, to accept delivery of, receipt for, and make payment of the Purchase Price for, the Securities, which it has agreed to purchase. The Representative, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the Purchase Price for the Securities to be purchased by any Underwriter whose funds have not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

5.          Covenants of the Company. The Company and the Adviser, jointly and severally, covenant with the Underwriters as follows:

(a)        Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 5(b), will comply with the requirements of Rule 430B and Rule 424(b) and will notify the Representative as soon as practicable, and, in the case of clauses (ii)-(iv) of this Section 5(a), confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Company will promptly effect the filings required by Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement pursuant to the Securities Act, and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)        Filing of Amendments. The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any supplement or revision to either the General Disclosure Package or to the Prospectus and will furnish the Underwriters with copies of any such documents within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall reasonably object. The Company has given the Underwriters notice of any filings made pursuant to the Exchange Act within 48 hours prior to the Applicable Time; the Company will give the Underwriters notice of its intention to make any such filing from the Applicable Time to the Closing Date and will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing.

(c)        Delivery of Registration Statements. Upon request, the Company will deliver to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)        Delivery of Prospectuses. The Company has delivered or will deliver to the Underwriters, without charge, as many copies of the Prospectus as the Underwriters reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to the Underwriters, without charge, during the period when the Prospectus is required to be delivered under the Securities Act, without charge, such number of copies of the Prospectus (as amended or supplemented) as the Underwriters may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)        Continued Compliance with Securities Laws. The Company will comply with the Securities Act, the Exchange Act, the 1939 Act and the Investment Company Act so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus and the General Disclosure Package. If at any time when a prospectus is required by the Securities Act to be delivered in connection with the sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus, the General Disclosure Package or any Sales Material in order that the Prospectus, the General Disclosure Package or any such Sales Material will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus, the General Disclosure Package or any Sales Material in order to comply with the requirements of the Securities Act or the Exchange Act, the Company will promptly prepare and file with the Commission, subject to Section 5(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Prospectus, the General Disclosure Package or any such Sales Material comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

(f)        Blue Sky Qualifications. The Company shall use its best efforts, in cooperation with the Representative, to qualify the Securities for sale under the applicable securities laws of such states and other jurisdictions of the United States (or outside of the United States) as the Representative may designate and to maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the foregoing shall not apply to the extent that the Securities are “covered securities” that are exempt from state regulation of securities offerings pursuant to Section 18 of the Securities Act; and provided, further, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g)        Rule 158. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable, but in any event not later than 16 months after the date of the audited balance sheet contained in the Prospectus, an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(h)        Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the General Disclosure Package and the Prospectus under “Use of Proceeds.”

(i)        Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act, the 1939 Act and the Investment Company Act within the respective time periods required by the Securities Act, the Exchange Act, the 1939 Act and the Investment Company Act.

(j)        Subchapter M. The Company will use its best efforts to maintain its qualification and election to be taxed as a regulated investment company under Subchapter M of the Code.

(k)        BDC Status. The Company will use its best efforts to maintain its status as a business development company under the Investment Company Act, except unless authorized by the vote of a majority of the outstanding voting securities of the Company, as defined by the Investment Company Act.

(l)        No Manipulation of Market for Securities. Except for the authorization of actions permitted to be taken by the Underwriters as contemplated herein or in the Prospectus, the Company will not take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities in violation of federal or state securities laws.

(m)        Lock-Up During the period beginning from the date hereof and continuing to and including the date that is 90 days after the date of the Prospectus, the Company will not sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any debt securities issued or guaranteed by the Company that are substantially similar to the Securities or any securities convertible into or exchangeable or exercisable for debt securities issued or guaranteed by the Company that are substantially similar to the Securities, or file or cause to be declared effective a registration statement under the Securities Act with respect to any of the foregoing, without the prior written consent of the Representative, which may not be unreasonably withheld. The foregoing sentence shall not apply to (i) the registration of the Securities and the sales to the Underwriters pursuant to this Agreement or (ii) the filing by the Company of a universal shelf registration statement covering various securities, including debt and equity securities and certain purchase rights relating thereto.

(n)        Expenses. The Company shall pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the word processing, printing and delivery to the Underwriters of this Agreement, any agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance, execution, authentication and delivery of the Securities (and certificates therefor, if any) to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisers, (v) the printing and delivery to the Underwriters of copies of the Prospectus and any amendments or supplements thereto, (vi) the fees and expenses of the Trustee, (vii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Securities (not to exceed $7,500 in the aggregate), (viii) the fees and expenses incurred in connection with the qualification of the Securities for offering and sale under any applicable securities laws of such states and other jurisdictions (domestic or foreign) as necessary and for the listing of the Securities on the NASDAQ, if applicable, (ix) all costs and expenses of qualifying the Securities for inclusion in the book-entry settlement system of DTC, (x) the fees paid to Egan-Jones Ratings Company in connection with the rating of the Securities, (xi) the disbursements of counsel for the Underwriter in connection with the copying and delivery of closing documents delivered by the Company or the Company’s accountants or counsel (including any local counsel), and (xii) the transportation, lodging, graphics and other expenses of the Company and its officers related to the preparation for and participation by the Company and its officers in the road show. It is understood, however, that except as provided in this Section 5(n) and in Section 7, entitled “Indemnification and Contribution,” the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

6.          Conditions of the Underwriters’ Obligations; Additional Covenants. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company’s and officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein or its part to be performed and observed, and to the following further conditions:

(a)        As of the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any Material Adverse Change or any development involving a prospective Material Adverse Change.

(b)        On the Closing Date, the Underwriters shall have received:

(i)        The opinions, dated the Closing Date, of Eversheds Sutherland (US) LLP (“Eversheds Sutherland”), counsel for the Company and the Adviser, in the form reasonably satisfactory to counsel for the Underwriters, and their negative assurance letter dated the Closing Date, in the form reasonably satisfactory to counsel for the Underwriters. In rendering such opinions, Eversheds Sutherland may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and the Adviser and public officials;

(ii)        Such opinion or opinions, dated the Closing Date, of Dechert LLP, counsel for the Underwriters, in form and substance satisfactory to the Representative, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(c)        The Company shall have furnished to the Underwriters, on the Closing Date, a certificate of the Company, signed by the Chief Executive Officer, President or other senior officer of the Company, dated the Closing Date, to the effect that, to the best of the signer’s knowledge:

(i)        the representations, warranties and covenants of the Company contained in this Agreement are true and correct with the same force and effect as though expressly made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied in all material respects hereunder on or before the Closing Date;

(ii)        no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to his knowledge, threatened; and

(iii)        since the date of the most recent balance sheet included in the Prospectus, there has been no Material Adverse Change, except as set forth in or contemplated in the Prospectus.

(d)        The Adviser shall have furnished to the Underwriters on the Closing Date, a certificate of the managing member of the Adviser, dated the Closing Date, to the effect that, to the best of the signer’s knowledge:

(i)        the representations, warranties and covenants of the Adviser contained in this Agreement are true and correct with the same force and effect as though expressly made on the Closing Date; and

(ii)        the Adviser has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied in all material respects hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(e)        On each of the date hereof and the Closing Date, the Representative shall have received from RSM US LLP, a letter addressed to the Underwriters, dated the date hereof and the Closing Date, as applicable, in the form and substance reasonably satisfactory to the Representative, and stating the conclusions and findings of such firm with respect to the financial information and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus ordinarily covered by accountants’ “comfort letters” in connection with registered public offerings; provided, however, that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(f)        [Reserved].

(g)        Prior to the Closing Date, each of the Company and the Adviser shall have furnished to the Representative such further appropriate information, certificates and documents as the Representative may reasonably request.

(h)        The Company shall have furnished or caused to be furnished to the Underwriters on the date of this Agreement and the Closing Date, a certificate of the Chief Financial Officer of the Company, dated the date hereof and the Closing Date, as applicable, in form and substance satisfactory to Underwriters.

(i)        The Company and the Trustee shall have executed and delivered each of the Base Indenture, the Second Supplemental Indenture and the Securities and, at or prior to the Closing Date, the Indenture shall be in full force and effect and will be qualified under the 1939 Act.

(j)        At the Closing Date, the Company shall have caused the Securities to have received a rating of BBB or higher from Egan-Jones Rating Company and, since the execution of this Agreement, there shall not have been any decrease in the rating of any debt of the Company or any Subsidiaries by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act), or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change, and no such organization shall have publicly announced it has under surveillance or review any such rating.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be satisfactory in the form and substance to the Representative and counsel to the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph and confirmed in writing. In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5(n), 7 and 10 hereof).

7.          Indemnification and Contribution.

(a)        Each of the Company and the Adviser shall, jointly and severally, indemnify and hold harmless each Underwriter, its partners, members, directors, officers, employees, agents, affiliates and each person or entity, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Securities Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based (i) upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement, the General Disclosure Package or the Prospectus or in any Sales Material (or any amendment or supplement to any of the foregoing), (ii) upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company or the Adviser contained herein, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company and the Adviser will not be liable in any such case to the extent that any such loss, damage or liability arises out or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representative specifically for use in (i) the Registration Statement (or any amendment thereto), (ii) the part of the Registration Statement that constitutes the Statement of Eligibility and Qualification under the 1939 Act (Form T-1) of the Trustee under the Indenture, (iii) the Prospectus or (iv) any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter for use in such documents consists of the information described as such in Section 7(b) below.

(b)        Each Underwriter will severally and not jointly indemnify and hold harmless the Company and the Adviser, each of their respective directors, managers, and officers and each person, if any, who controls the Company and the Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Underwriter Indemnified Party”), against any losses, claims, damages or liabilities to which such Underwriter Indemnified Party may become subject, under the Securities Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement, the General Disclosure Package or the Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omissions or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with investigation or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Underwriter Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus Supplement furnished on behalf of each Underwriter: the first paragraph under the caption “Underwriting—Other Relationships.”

(c)        Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under Section 7(a) or 7(b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under Section 7(a) or 7(b) above, except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under Section 7(a) or 7(b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(d)        Contribution. If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 7(a) or 7(b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and/or the Adviser on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and/or the Adviser on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and/or the Adviser on the one hand and of the Underwriters on the other hand in connection with the offering of Securities pursuant to this Agreement shall be deemed to be in the same proportion as the total net proceeds from the offering of Securities pursuant to this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 7(d). Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 7(d) to contribute are several in proportion to their respective underwriting obligations and not joint. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d).

(e)        Notwithstanding any other provision of this Section 7, no party shall be entitled to indemnification and contribution under this Agreement in violation of Section 17(i) of the Investment Company Act.

8.          Termination of Agreement.

(a)        The obligations of the Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date by notice given to the Company by the Representative if, prior to the delivery and payment for the Securities there shall have occurred any one of the following: (i) any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change whether or not arising in the ordinary course of business; (ii) any material adverse change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which is such as to make it, in the judgment of the Representative, impractical to market or to enforce contracts for the sale of the Securities; (iii) any suspension or material limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq, or any setting of minimum or maximum prices for trading on such exchange; (iv) any banking moratorium declared by any U.S. federal or New York authorities; (v) the suspension of trading of any security of the Company by Nasdaq, the Commission or any other governmental authority; (vi) any major disruption of settlements of securities, payment, or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by the United States Congress or any other national or international calamity or emergency if, in the judgment of the Representative, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it impractical or inadvisable to market the Securities or to enforce contracts for the sale of the Securities.

(b)        If this Agreement is terminated pursuant to this Section 8, such termination shall be without liability of any party to any other party except as provided in Section 5(n) hereof, and provided further that Sections 1, 7, 10, 11, 12, 13, 14 and 15 shall survive such termination and remain in full force and effect.

9.          Default of Underwriters.

(a)        If any Underwriter or Underwriters default in their obligations to purchase Securities hereunder on the Closing Date and the aggregate principal amount of Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10.0% of the aggregate principal amount of Securities the Underwriters are obligated to purchase on the Closing Date, the Representative may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, and not jointly, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase on the Closing Date. If any Underwriter or Underwriters so default and the aggregate principal amount of Securities with respect to which such default or defaults occur exceeds 10.0% of the aggregate Principal amount of Securities that the Underwriters are obligated to purchase on such Closing Date, and arrangements satisfactory to the Representative and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 10 of this Agreement (provided that if such default occurs with respect to Securities after the Closing Date, this Agreement will not terminate as to the Securities purchased prior to termination). As used in this Agreement, the term “Underwriter” also includes any person substituted for an Underwriter under this Section 9. Nothing herein will relieve a defaulting Underwriter from liability for its default.

10.          Survival of Certain Representations and Obligations.

(a)        The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement (including as may be made in certificates of officers of the Company and the Adviser submitted pursuant hereto) will remain in full force and effect regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 hereof, Section 8(a)(ii), Section 8(a)(iii), Section 8(a)(iv), Section 8(a)(vi) or Section 8(a)(vii), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities, and the respective obligations of the Company and the Underwriters pursuant to Section 7 hereof shall also remain in effect. In addition, if any Securities have been purchased hereunder, the representations and warranties in Section 1 and all obligations under Section 4 shall remain in effect following any such termination.

11.          Notices. All communications hereunder will be in writing and effective only on receipt, and will be mailed (postage prepaid, certified or registered mail, return receipt requested), delivered or transmitted by any standard form of telecommunication or electronic communication:

(a)	if to the Underwriters:

Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

Attention: Larry M. Herman, Managing Director / Financial Services Investment Banking

E-mail: Larry.Herman@RaymondJames.com

Telephone: (901) 531-3237

Facsimile: (901) 579-4891

Attention: Thomas Donegan, General Counsel / Global Equities & Investment Banking

E-mail: Tom.Donegan@RaymondJames.com

Telephone: (727) 567-1009

Facsimile: (727) 567-8750

with an additional copy, which shall not constitute notice, to:

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Facsimile: (202) 261-3333

E-mail: harry.pangas@dechert.com

Attention: Harry S. Pangas, Esq.

(b)	if to the Company or the Adviser:

c/o Investcorp Credit Management BDC, Inc.

280 Park Avenue, 39th Floor

New York, New York 10017

Facsimile: (212) 703-1206

E-mail: mmauer@Investcorp.com

Attention: Michael Mauer, Chief Executive Officer

with an additional copy, which shall not constitute notice, to:

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, DC 20001

Facsimile: (202) 637-3593

E-mail: stephanihildebrandt@eversheds-sutherland.com

Attention: Stephani M. Hildebrandt, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the other parties hereto.

12.          Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and will inure to the benefit of the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder. The term “successors and assigns” as used in this Agreement shall not include a purchaser, as such purchaser, of Securities from the Underwriters.

13.          Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a)        No Other Relationship. The Underwriters have been retained solely to act as underwriters in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company and the Underwriters has been created in respect of any of the transactions contemplated by this Agreement or the Prospectus, irrespective of whether the Underwriter has advised or is advising the Company on other matters;

(b)        Arms’ Length Negotiations. The price of the Securities set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Underwriters, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)        Absence of Obligation to Disclose. The Company has been advised that the Underwriters and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Underwriters have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)        Waiver. The Company waives, to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Representative shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

14.          Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

15.          Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Underwriter or any indemnified party. Each of the Underwriters and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

16.          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

17.          Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

18.          Recognition of the U.S. Special Resolution Regimes.

(a)        In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)        In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as such terms are defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)        As used in this Section 18, the following terms have the respective meanings set forth below:

(i)        “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

(ii)        “Covered Entity” means any of the following: (x) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (y) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b), or (z) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii)        “Default Rights” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv)        “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act of 1950, as amended, and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended, and the regulations promulgated thereunder.

*          *           *

If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Underwriters.

[Signature Pages Follow]

Very truly yours,

INVESTCORP CREDIT MANAGEMENT BDC, INC.

By:	/s/ Michael C. Mauer
Name: Michael C. Mauer
Title: Chief Executive Officer

CM INVESTMENT PARTNERS LLC

By: MMCMIP LLC, Managing Member

By:	/s/ Michael C. Mauer
Name: Michael C. Mauer
Title: Sole Member

[Signature Page to Underwriting Agreement]

The foregoing Agreement is hereby confirmed and accepted, as of the date first-above written, by:

RAYMOND JAMES & ASSOCIATES, INC.

For itself and acting as Representative of the several Underwriters named in Schedule A hereto.

By:	/s/ Larry Herman
Name:	Larry Herman
Title:	Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE A

Underwriter	Aggregate Principal Amount of Securities to be Purchased

Raymond James & Associates, Inc.	$65,000,000

Total:	$65,000,000

SCHEDULE B

PRICE-RELATED INFORMATION

[See attached]

Schedule B

Filed Pursuant to Rule 433

Issuer Free Writing Prospectus dated March 24, 2021

Relating to Preliminary Prospectus Supplement dated March 24, 2021 and

Prospectus dated April 10, 2019

Registration No. 333-223999

INVESTCORP CREDIT MANAGEMENT BDC, INC.

$65,000,000

4.875% Notes due 2026

PRICING TERM SHEET

March 24, 2021

The following sets forth the final terms of the 4.875% Notes due 2026 (the “Notes”) and should only be read together with the preliminary prospectus supplement dated March 24, 2021, together with the accompanying prospectus dated April 10, 2019, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	Investcorp Credit Management BDC, Inc. (the “Company”)

Security	4.875% Notes due 2026

Ratings*	BBB (Egan-Jones)

Aggregate Principal Amount Offered	$65,000,000

Maturity	April 1, 2026

Trade Date	March 24, 2021

Settlement Date**	March 31, 2021 (T+5)

Use of Proceeds	To redeem all of the Company’s outstanding 6.125% Notes due 2023 and to fund investments in middle-market companies in accordance with the Company’s investment objective and strategies and for working capital and general corporate purposes

Price to Public (Issue Price)	99.453% of the aggregate principal amount

Coupon (Interest Rate)	4.875%

Yield to Maturity	5.00%

Spread to Benchmark Treasury	+419 basis points

Benchmark Treasury	0.50% due February 28, 2026

Benchmark Treasury Price and Yield	98-16+ / 0.808%

Interest Payment Dates	April 1 and October 1, beginning October 1, 2021

Offer to Purchase upon a Change of Control Repurchase Event	If a Change of Control Repurchase Event occurs prior to maturity, holders will have the right, at their option, to require the Company to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

Optional Redemption

The Company may redeem some or all of the Notes at any time, or from time to time at its option, at a redemption price (as determined by the Company) equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to, but excluding, the redemption date:

•  100% of the principal amount of the Notes to be redeemed, or

•  the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points; provided, however, that if the Company redeems any Notes on or after January 1, 2026 (the date falling three months prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption; provided, further, that no such partial redemption shall reduce the portion of the principal amount of a Note not redeemed to less than $2,000.

Denomination	$2,000 and integral multiples of $1,000 in excess thereof

CUSIP	46090R AA2

ISIN	US46090RAA23

Underwriting Discount	2.000%

Sole Book-Running Manager	Raymond James & Associates, Inc.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

** Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on any date prior to the second business day before delivery thereof will be required, by virtue of the fact that the Notes initially will settle T+5, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes prior to their date of delivery hereunder should consult their own advisors.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The Preliminary Prospectus, which has been filed with the U.S. Securities and Exchange Commission (“SEC”), contains this and other information about the Company and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with, and has been declared effective by, the SEC. Before you invest, you should read the Preliminary Prospectus, the accompanying prospectus, and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may obtain these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the Preliminary Prospectus and the accompanying prospectus if you request it from Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, email: prospectus@raymondjames.com, tel: 800-248-8863.

SCHEDULE C

1.	Investcorp Credit Management BDC, Inc. Investor Presentation (December 31, 2020)

2.	Pricing Press Release dated March 24, 2021 and filed with the Commission pursuant to Rule 497(a) (as a Rule 482ad)

3.	Investcorp Credit Management BDC, Inc. New Issue Announcement, dated March 24, 2021 and filed with the Commission pursuant to Rule 497(a) (as a Rule 482ad)

4.	Bloomberg Launch Notice: Investcorp Credit Management BDC, Inc. New Issue Announcement, dated March 24, 2021 and filed with the Commission pursuant to Rule 497(a) (as a Rule 482ad)

5.	Bloomberg Pricing Notice: Investcorp Credit Management BDC, Inc. New Issue Announcement, dated March 24, 2021 and filed with the Commission pursuant to Rule 497(a) (as a Rule 482ad)

6.

Final Term Sheet dated March 24, 2021, substantially in the form attached hereto as Schedule B, containing the terms of the Securities, filed with the Commission pursuant to Rule 433 under the Securities Act

SCHEDULE I

INVESTCORP CREDIT MANAGEMENT BDC, INC.

CONSOLIDATED SUBSIDIARIES

CM Finance SPV Ltd. (Cayman)

CM Finance SPV LLC (Delaware)